UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 28, 2008

MutualFirst Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-27905	35-2085640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street Muncie, Indiana		47305-2419
(Address of Principal Executive Offices)		(Zip Code)

(765) 747-2800
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Set forth below is investor presentation material of MutualFirst Financial, Inc.:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2008	MUTUALFIRST FINANCIAL, INC.

	By:	/s/ David W. Heeter
David W. Heeter President and Chief Executive Officer

MutualFirst Financial
Symbol: MFSF
KBW 9th Annual Community Bank Investor Conference
July 29, 2008

MutualBank

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Dave Heeter
President and CEO

Chuck Viater
Corporate Senior Vice President

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Forward Looking Statement

This presentation contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may appear in a number of places in this presentation and include statements regarding the intent, belief, outlook, estimate or expectations of the company, its directors or its officers primarily with respect to future events and the future financial performance of the company, including but not limited to preliminary estimated ProForma combined financial information. Readers of this presentation are cautioned that any such forward looking statements are not guarantees of future events or performance and involve risk and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. These factors include, but are not limited to, the possibility that the expected cost savings, synergies and other financial benefits from the MFB acquisition might not be realized within the anticipated time frames and costs or difficulties relating to integration matters might be greater than expected; changes in interest rates; the loss of deposits and loan demand to competitors; substantial changes in financial markets; changes in real estate values and the real estate market; or regulatory changes.

The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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History & Heritage

Our History

- **September 7, 1889** – Mutual Home and Savings Association was formed
- **1984** – Name changed to Mutual Federal Savings Bank to better reflect business
- **1997** – Business Banking division was introduced
- **1999** – Completed conversion from a Mutual Savings Bank to a Stock Savings Bank
- **2000** – Acquisition of Marion Capital Holdings
- **2005** – Acquisition of Fidelity Federal
- **2007** – Expanded investment options and money management

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July 1, 2008

Mutual Bank

bankwithmutual.com

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Mutual Bank, 2008

- Headquartered in Muncie, Indiana
- 1.5 billion in assets
- 1.2 billion in net loans
- Greater than 1 billion in deposits
- 32 full-service financial centers
- Delaware, Elkhart, Grant, Kosciusko, Randolph, St. Joseph, Wabash counties
- Trust offices in Hamilton County (greater Indianapolis) and Montgomery County
- Loan Origination office in Berrien County, Michigan

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Vision & Values

Vision

- We help people live better lives.

Values

- **Character** - As we strive for success, we must exercise the highest standard of ethics. We cannot succeed by dealing under the table or by making end-runs. Integrity is doing the right thing Always.
- **Compassion** - We must always consider the impact of our actions on employees, customers and shareholders in all decisions. We must respect the individual in conducting our business. Compassion builds loyalty in employees and customers.
- **Class** - Brand is everything! We must be known as a credible, competent financial service provider, helping people live better lives. This will be reflected in all activities including our advertising, facilities, all customer communications, and the professionalism of our staff.
- **Competition** - We have to want to win! We cannot have any players that just want to play in the game. Our drive must be to execute our strategy so well that we win the right to control our own destiny.

July 18, 2008
MFB Corp.

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Rationale

Improved Indiana Market Position

- Consistent with strategic expansion plan into attractive Northern Indiana markets: South Bend/Mishawaka and Elkhart
- 11th largest depository institution based in state
- New markets bring compelling demographics/population exceeding 520,000; more than doubling potential customer base
- Top 4 position in South Bend/Mishawaka; state's 4th largest MSA

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Improved Indiana Market Position

- Expanded commercial lending capability for more diversified/bank-like portfolio
- Diversified deposit funding markets sourced at lower incremental cost
- Improved fee-based product opportunities; strong focus on trust and wealth management businesses
  - Nearly 30% pro forma revenues generated by non-interest income
  - Increase of trust assets under management of $400+ million

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Low Execution Risk

- Experienced management team
- Complementary business philosophies, cultures and management
- Achievable cost savings assumptions
- Thorough due diligence successfully completed
- Ability to utilize best practices of both institutions

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Integration of MFB

MFB/Mutual Bank

- July 18, 2008
- July 21, 2008 All MFB Financial Centers opened as Mutual Bank
- 430 Staff Members
- 71,000 Households
- Over 170,000 Account Holders

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Management Team

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Dave Heeter CEO



- 29 Years in Financial Service Industry
- 28 Years with Mutual Bank
  - Worked in all functional areas
  - CEO since 2003

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Pat Botts President, COO



- 22 Years in Financial Services Industry
- 22 Years with Mutual Bank
  - Managed multiple functions within Mutual Bank
  - President, CEO since 2003

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Chuck Viater President, North Region



- 29 Years in Financial Services Industry
- 14 Years as MFB CEO
- Certified Public Accountant

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Tim McArdle SVP, CFO



- 33 Years in Financial Services Industry
- 27 Years with Mutual Bank
- Certified Public Accountant

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Don Kyle SVP, Business Banking



- 35 Years in Financial Services Industry
- Seasoned Commercial Manager
- Managed Commercial Lending for MFB

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Steve Selby SVP, Operations Division



- 44 Years in Financial Services Industry
- 44 Years with Mutual Bank

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Jim Coleman SVP, Mutual Wealth



- 40 Years in Financial Services Industry
- Certified Trust Professional

Sharon Ferguson SVP, Consumer Banking



- 10 Years in Financial Services Industry
- Consumer Credit Experience
- Retail Credit Administration

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Balance Sheet

Total Assets



$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$960,842
$962,517
$975,452
$1,450,000
2006
2007
June 30, 2008
Preliminary Combined Estimate

Shown in millions.

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Loans Receivable


$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$815,111
$812,433
$802,408
$1,187,000
2006
2007
June 30, 2008
Preliminary Combined Estimate

Shown in millions.

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Loan Mix

MFSF Loan Mix



18 %
28 %
54 %

Combined Loan Mix*



26 %
23 %
51 %
Mortgage
Consumer
Commercial

*Preliminary

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Total Deposits



$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$703,359
$666,407
$677,677
$1,005,000
2006
2007
June 30, 2008
Preliminary Combined Estimate

Shown in millions.

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Deposit Mix



MFSF Deposit Mix
36 %
64 %



Combined Deposit Mix*
40 %
60 %
Non-Maturity Deposits
Term Deposits

*Preliminary

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Total Stockholder's Equity



$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$87,264
$87,014
$83,431
$115,711
2006
2007
June 30, 2008
Preliminary Combined Estimate

Shown in millions.

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Strategic Direction & Focus

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Chuck Viater President, North Region



- 29 Years in Financial Services Industry
- 14 Years as MFB CEO
- Certified Public Accountant

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Commercial Lending
Business Banking

Don Kyle SVP, Business Banking



- 35 Years in Financial Services Industry
- Managed Commercial Lending for MFB

Wealth Management & Trust

Jim Coleman SVP, Mutual Wealth



- 40 Years in Financial Services Industry
- Certified Trust Professional

Assets Under Management



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$53,000
$96,000
$381,000
$378,000
$513,000
2005
2006
2007
June 30, 2008
Preliminary Combined Estimate

Shown in millions.

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Brokerage Revenue


$200,000
$150,000
$100,000
$50,000
$0
$76,686
$167,536
$182,851
$75,223
2005
2006
2007
June 30, 2008

Shown in thousands.

Total Wealth Management Fees



$1,200
$1,000
$800
$600
$400
$200
$0
$491
$623
$826
$976
2005
2006
2007
June 30, 2008

Shown in thousands.

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Mutual Bank Franchise Footprint


St Joseph
Elkhart
Kosciusko
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton

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Map of Opportunity


St Joseph
Elkhart
Lake
Porter
Kosciusko
Jasper
Newton
Allen
Wabash
Grant
Tippecanoe
Delaware
Randolph
Montgomery
Hamilton
Marion

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2nd Quarter 2008

Net Interest Income



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$26,229
$24,147
$26,320*
$13,160
$38,885
2006
2007
2nd Qtr 2008
Preliminary Combined Estimate

*Annualized, Shown in millions.

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Net Interest Margin



4.00%
3.00%
2.00%
1.00%
2.96%
2.79%
2.94%
3.13%
2006
2007
1st Qtr 2008
2nd Qtr 2008

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Non-Interest Income



$20,000
$15,000
$10,000
$5,000
$0
$6,732
$6,642
$7,771
$8,458*
$4,229
$15,369
2005
2006
2007
2nd Qtr 2008
Preliminary Combined Estimate

*Annualized, Shown in millions.

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Non-Interest Expense



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$23,412
$25,019
$25,155
$26,152*
$13,076
$39,689
2005
2006
2007
1st Qtr 2008
Preliminary Combined Estimate

*Annualized, Shown in millions.

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Diluted Earnings Per Share



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.25
$0.27
$0.28
$0.22
$0.30
$0.30
1st Qtr 2007
2nd Atr 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008

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Return On Average Assets



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.44%
0.48%
0.49%
0.37%
0.51%
0.49%
1st Qtr 2007
2nd Atr 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008

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Return on Tangible Equity



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.79%
6.24%
6.45%
4.96%
6.80%
6.58%
1st Qtr 2007
2nd Atr 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008

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Credit Quality

Non Performing Loans/ Total Loans



2.00%
1.50%
1.00%
0.50%
0.00%
0.66%
0.61%
1.27%
1.29%
1.44%
1.37%
1st Qtr 2007
2nd Atr 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008

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Allowance for Loan Loss/ Total Loans



1.10%
1.00%
0.90%
1.02%
1.03%
1.00%
1.03%
1.05%
1.07%
1st Qtr 2007
2nd Atr 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008

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Net Charge-Offs



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.13%
0.24%
0.31%
0.33%
0.26%
0.28%
1st Qtr 2007
2nd Atr 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008

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Market Comparisons

Current Market Comparisons

Factor	31-Mar MFSF	SNL Thrift Index Median	SNL Thrift Index Mean
LTM ROAA	0.46%	0.44%	0.33%
LTM ROAE	5.04%	3.80%	2.40%

Source: KBW, Sandler O'Neill Partners

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Current Market Comparisons

Factor	31-Mar MFSF	SNL Thrift Index Median	SNL Thrift Index Mean
NPA/Assets	1.39%	0.55%	1.19%

Source: KBW, Sandler O'Neill Partners

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Current Market Comparisons

Factor	31-Mar MFSF	SNL Thrift Index Median	SNL Thrift Index Mean
NII/Operating Revenue	24.7%	16.6%	18.0%
NIE/Avg Assets	2.66%	2.58%	2.64%

Source: KBW, Sandler O'Neill Partners

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Current Market Comparisons

Factor	31-Mar MFSF	SNL Thrift Index Median	SNL Thrift Index Mean
P/E LTM EPS	9.4	17.8	20.1

Source: KBW, Sandler O'Neill Partners

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Current Market Comparisons

Factor	31-Mar MFSF	SNL Thrift Index Median	SNL Thrift Index Mean
Dividend Yield	6.39%	2.59%	2.56%

Source: KBW, Sandler O'Neill Partners

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Thank You

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